UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 26, 2023

CAPITAL SOUTHWEST CORPORATION
(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8333 Douglas Avenue, Suite 1100
Dallas, Texas 75225
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.25 par value per share	CSWC	The Nasdaq Global Select Market
7.75% Notes due 2028	CSWCZ	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Capital Southwest Corporation (the "Company") held the 2023 Annual Meeting of Shareholders (the "Annual Meeting") on July 26, 2023. Shareholders of record at the close of business on May 31, 2023 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 38,115,283 shares of common stock outstanding and entitled to vote. A quorum consisting of 26,767,398 shares of common stock of the Company were present or represented by proxy at the Annual Meeting.

The following four proposals were voted on at the Annual Meeting: (1) the election of six directors to serve until the 2024 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified; (2) the approval of an amendment to the Company's Articles of Incorporation (the "Charter") to increase the number of authorized shares of common stock; (3) the approval of, on an advisory basis, the compensation of the Company’s named executive officers; and (4) the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024. The final voting results for each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1. The following six (6) directors were elected to serve until the 2024 Annual Meeting of Shareholders or until their respective successors are duly elected and qualified by the following vote:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christine S. Battist	14,354,338	520,515	11,892,545
David R. Brooks	14,137,812	737,041	11,892,545
Bowen S. Diehl	14,476,172	398,681	11,892,545
Jack D. Furst	14,429,609	445,244	11,892,545
Ramona Rogers-Windsor	14,320,311	554,542	11,892,545
William R. Thomas	14,433,111	441,742	11,892,545

Proposal 2. The proposal to amend the Charter to increase the number of authorized shares of common stock required the approval by two-thirds of the Company's outstanding shares. Although a majority of the Company's outstanding shares voted in favor of the proposal, the proposal was not approved:

Votes For	24,281,180
Votes Against	2,060,129
Abstentions	426,089

Proposal 3. The compensation of the Company’s named executive officers as disclosed and discussed in the Proxy Statement on Schedule 14A relating to the Annual Meeting was approved on an advisory basis by the following vote:

Votes For	13,018,933
Votes Against	1,205,875
Abstentions	650,045
Broker Non-Votes	11,892,545

Proposal 4. The ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2024 was approved by the following vote:

Votes For	26,398,299
Votes Against	222,353
Abstentions	146,746

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 26, 2023

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer